EXHIBIT 10.5


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                             PLEDGE AGREEMENT

     This Pledge Agreement (the "Agreement") is made as of the 10th day of September, 1996, by and between CHEMICAL LEAMAN CORPORATION, a Pennsylvania corporation (the "Company") and David M. Boucher, a resident of the Commonwealth of Pennsylvania ("Employee").

                                BACKGROUND

     Pursuant to a Purchase Agreement, dated September 10, 1996, between the Company and Employee, the Company sold to Employee 43.75 shares of the common stock of the Company (the "Shares") in exchange for a limited recourse promissory note of Employee, also dated September 10, 1996, in the original principal amount of $262,500.00 (the "Note"). It was the intent of the parties to the Purchase Agreement that the obligations of Employee under the Note be secured by the grant of a security interest in the Shares. The parties hereto desire to evidence such grant by the execution and delivery of this Agreement.

     NOW, THEREFORE, in consideration of the foregoing and of the mutual promises and covenants herein contained, and intending to be legally bound, Employee and the Company hereby agree as follows:

                                ARTICLE 1

                                  PLEDGE

     1.1. Grant of Security Interest. Employee hereby assigns, pledges and grants to the Company a security interest in the Shares, together with all additions thereto, substitutions or exchanges therefor, proceeds thereof and distributions thereon (which shall be referred to collectively herein as the "Collateral"), as collateral security for the Note and for the payment and performance of all indebtedness, liability and obligations of Employee to Company (collectively, the "Obligations"), whether for principal, interest, fees, expenses or otherwise, now existing or hereafter created or arising under the Purchase Agreement, the Note and this Agreement (collectively, the "Documents"), all on the terms and conditions set forth herein. The Obligations shall include amounts for which Employee has no personal liability pursuant to Paragraph 5 of the Note.

     1.2. Limitations on Encumbrances. Prior to the full payment and performance of the Obligations, Employee agrees not to create or permit to exist any lien, security interest, or other charge or encumbrance upon or with respect to any of the Collateral, except the security interest under this Agreement.

     1.3. Additional Security. Prior to the full payment and performance of the Obligations, the Company shall be entitled to receive, as additional Collateral any and all additional shares of stock or any other property of any kind distributable on or by reason of the Shares pledged hereunder, whether in the form of or by way of stock dividends or otherwise, with the sole exception of normal, regularly declared cash dividends. If any of such property, other than such cash dividends, shall come into the possession or control of Employee, Employee shall hold or control and forthwith transfer and deliver the same to Company subject to the provisions hereof.

     1.4. Rights Prior to a Default. So long as no default has occurred under any of the Obligations or Documents and Employee is in full compliance with the terms hereof:


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         (a) Employee shall be entitled to receive and retain any normal, regularly declared cash dividends paid on the Shares pledged hereunder.

         (b) Employee may exercise all voting rights, if any, pertaining to the Shares for any purpose.

     1.5. Further Assurances. Employee shall take all actions (and execute and deliver from time to time all instruments and documents) necessary or appropriate or reasonably requested by Company, to continue the validity, enforceability and perfected status of the pledge of the Shares hereunder.

     1.6 No Obligations. The Company shall be under no obligation to take any actions and shall have no liability (except for negligence or willful misconduct) with respect to the preservation or protection of the pledged Shares or any underlying interests represented thereby as against any prior or other parties.

     1.7. Extensions, etc. Employee agrees that the Company, at any time and without affecting its rights in the pledged Shares and without notice to Employee, may grant any extensions, releases or other modifications of any kind respecting the Documents, Obligations and any collateral security therefor and Employee, except as otherwise provided herein or in the Documents, waives all notices of any kind in connection with the Obligations, the Documents and any changes therein or defaults or enforcement proceedings thereunder, whether against Employee or any other party. Employee hereby waives any rights it has at equity or in law to require the Company to apply any rights of marshaling or other equitable doctrines in the circumstances.

     1.8. Default. After the occurrence of an Event of Default (as defined in the Note) or if any agreement of Employee hereunder is breached or proves to be false (a "Default"):

         (a) The Company may transfer or cause to be transferred any of the pledged Shares into its own or a nominee's or nominees' names.

         (b) The Company shall be entitled to receive and apply in payment of the Obligations any cash dividends or other payment on the pledged Shares.

         (c) The Company shall be entitled to exercise in the Company's discretion all voting rights, if any, pertaining thereto and in connection therewith and at the written request of the Company, Employee shall execute any appropriate dividend, payment or brokerage orders or proxies.

         (d) Employee shall take any action necessary or required or reasonably requested by the Company, in order to allow the Company fully to enforce the pledge of the Shares hereunder and realize thereon to the fullest possible extent, including but not limited to the filing of any claims with any court, liquidator or trustee, custodian, receiver or other like person or party.

         (e) The Company shall have all the rights and remedies granted or available to it hereunder, under the Uniform Commercial Code as in effect from time to time in Pennsylvania, under any other statute or the common law, or under any of the Documents, including the right to sell the pledged Shares or any portion thereof at one or more public or private sales upon ten (10) days' written notice and to bid thereat or purchase any part or all thereof in its own or a nominee's or nominees' names, free and clear of any equity or redemption; and to apply the net proceeds of the sale, after


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deduction for any expenses of sale, including the payment of all the Company's reasonable attorneys' fees in connection with the Obligations and the sale, to the payment of the Obligations in any manner or order which the Company in its sole discretion may elect, without further notice to or consent of Employee and without regard to any equitable principles of marshalling or other like equitable doctrines.

     1.9. Appointments Attorney-in-Fact. Effective upon the occurrence of a Default, Employee hereby irrevocably appoints Company as its attorney-in-fact to execute, deliver and record, if appropriate, from time to time any instruments or documents in connection with the Collateral, in Employee or the Company's names.

     1.10. Duration of Provisions. The provisions of this Agreement shall remain in full force and effect until the payment and satisfaction in full of the Obligations.

                                ARTICLE 2

                              MISCELLANEOUS

     2.1. Entire Agreement; Amendments. This Agreement, together with the Note and the Purchase Agreement, constitute the entire understanding among the parties hereto with respect to the subject matter contained herein and supersedes any prior understandings and agreements among them respecting such subject matter. In the event of any inconsistency between this Agreement shall control.

     2.2. Headings. The headings in this Agreement are for convenience of reference only and shall not affect its interpretation.

     2.3. Gender; Number. Words of gender may be read as masculine, feminine, or neuter, as required by context. Words of number may be read as singular or plural, as required by context.

     2.4. Severability. If any provision of this Agreement is held illegal, invalid, or unenforceable, such illegality, invalidity, or unenforceability will not affect any other provision hereof. This Agreement shall, in such circumstances, be deemed modified to the extent necessary to render enforceable the provisions hereof.

     2.5. Waiver. The failure of any party hereto to insist upon strict performance of any of the terms or conditions of this Agreement will not constitute a waiver of any of its rights hereunder.

     2.6. Assignment. No party hereto may assign any of its rights or delegate any of its obligations hereunder without the prior written consent of the other parties hereto.

     2.7. Successors and Assigns. This Agreement binds, inures to the benefit of, and is enforceable by the successors and assigns of the parties hereto, and does not confer any rights on any other persons or entities.

     2.8. Governing Law. This Agreement shall be construed and enforced in accordance with the law of the Commonwealth of Pennsylvania.

     2.9. Counterparts. This Agreement may be executed in any number of counterparts and any party hereto may execute any such counterpart, each of which when executed and delivered shall be


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deemed to be an original and all of which counterparts taken together shall constitute but one and the same instrument.

     2.10. Personal Liability. Notwithstanding anything herein contained to the contrary, Employee shall only be personally liable under the Note and this Agreement to the extent set forth in Paragraph 5 of the Note.

     IN WITNESS WHEREOF, the parties have executed this Agreement on the date first above written.

ATTEST:                               CHEMICAL LEAMAN CORPORATION



By:                                   By: /s/ Eugene C. Parkerson
   ----------------------------           -----------------------------
   Title                                 Title:



Witness:


                                      /s/ David M. Boucher
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                                      DAVID M. BOUCHER